NEWS RELEASE

FORWARD AIR CORPORATION REPORTS
FOURTH QUARTER AND FISCAL 2014 RESULTS AND
QUARTERLY CASH DIVIDEND

GREENEVILLE, Tenn.-(BUSINESS WIRE) - February 10, 2015-Forward Air Corporation (NASDAQ:FWRD) today reported results for the fourth quarter and year ended December 31, 2014.

Operating revenue for the quarter ended December 31, 2014 increased 18.2% to $214.1 million from $181.1 million for the same quarter in 2013. Income from operations was $25.6 million, compared with $23.2 million for the fourth quarter of 2013, an increase of 10.3%. Net income per diluted share for the fourth quarter of 2014 was $0.55 compared with $0.50 in the same quarter of 2013.

Operating revenue for the year ended December 31, 2014 increased 19.7% to $781.0 million from $652.5 million for the year ended December 31, 2013. Income from operations was $96.4 million, compared with $84.4 million in 2013. Net income per diluted share for the year ended December 31, 2014 was $1.96 compared with $1.77 in 2013.

On February 10, 2015, our Board of Directors declared a quarterly cash dividend of $0.12 per share of common stock. The dividend is payable to shareholders of record at the close of business on March 12, 2015, and is expected to be paid on March 27, 2015.

This quarterly dividend is pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.48 per share of common stock, payable in quarterly increments of $0.12 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company's financial performance.

About Forward Air Corporation

Forward Air Corporation operates three business segments, Forward Air, Inc., Forward Air Solutions, Inc. and Total Quality, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of 88 terminals located on or near major airports in the United States and Canada. It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of 29 terminals within the mid-Atlantic, Southeast, Midwest and Southwestern United States.

Total Quality, Inc. utilizes industry-leading temperature-controlled equipment, 24-hour monitoring and tracking technology and layered security features to provide our customers with the highest level of service. In addition to our core pharmaceutical services, we provide brokerage transportation services. Headquartered in central Michigan, we service the United States, Canada and Mexico.

Forward Air Corporation
Consolidated Statements of Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Year ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operating revenue	$214,062	$181,085	$780,959	$652,481

Operating expenses:
Purchased transportation	92,317	79,228	334,576	285,690
Salaries, wages and employee benefits	50,641	41,949	182,105	151,097
Operating leases	8,975	8,387	33,994	29,310
Depreciation and amortization	8,254	6,202	31,133	23,579
Insurance and claims	4,758	3,455	15,736	12,619
Fuel expense	5,158	4,610	20,148	15,145
Other operating expenses	18,324	14,051	66,861	50,686
Total operating expenses	188,427	157,882	684,553	568,126
Income from operations	25,635	23,203	96,406	84,355

Other income (expense):
Interest expense	(255)	(131)	(610)	(532)
Other, net	145	27	289	99
Total other expense	(110)	(104)	(321)	(433)
Income before income taxes	25,525	23,099	96,085	83,922
Income taxes	8,479	7,514	34,916	29,455
Net income	$17,046	$15,585	$61,169	$54,467

Net income per share:
Basic	$0.56	$0.51	$1.99	$1.81
Diluted	$0.55	$0.50	$1.96	$1.77
Weighted average shares outstanding:
Basic	30,248	30,490	30,599	30,135
Diluted	30,804	31,129	31,132	30,762

Dividends per share:	$0.12	$0.10	$0.48	$0.40

Forward Air Corporation
Components of Consolidated Revenue and Purchased Transportation
(In thousands)
(Unaudited)

	Three months ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2014	Revenue	2013	Revenue	Change	Change
Operating Revenue
Forward Air
Airport-to-airport	$112,251	68.5%	$104,073	78.8%	$8,178	7.9%
Logistics services
Expedited full truckload - TLX	21,097	12.9	19,179	14.5	1,918	10.0
Intermodal/drayage	16,160	9.9	1,322	1.0	14,838	1,122.4
Total Logistics services	37,257	22.8	20,501	15.5	16,756	81.7
Other Forward Air services	14,290	8.7	7,514	5.7	6,776	90.2
Forward Air - Total revenue	163,798	76.5	132,088	72.9	31,710	24.0
TQI - Pharmaceutical services	12,053	5.6	13,297	7.3	(1,244)	(9.4)
Forward Air Solutions - Pool distribution	40,341	18.9	37,031	20.5	3,310	8.9
Intersegment eliminations	(2,130)	(1.0)	(1,331)	(0.7)	(799)	60.0
Consolidated operating revenue	$214,062	100.0%	$181,085	100.0%	$32,977	18.2%

	Three months ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2014	Revenue	2013	Revenue	Change	Change
Purchased Transportation
Forward Air
Airport-to-airport	$50,007	44.5%	$44,277	42.5%	$5,730	12.9%
Logistics services
Expedited full truckload - TLX	16,348	77.5	14,640	76.3	1,708	11.7
Intermodal/drayage	5,866	36.3	794	60.1	5,072	638.8
Total Logistics services	22,214	59.6	15,434	75.3	6,780	43.9
Other Forward Air services	3,743	26.2	2,273	30.3	1,470	64.7
Forward Air - Total purchased transportation	75,964	46.4	61,984	46.9	13,980	22.6
TQI - Pharmaceutical services	6,024	50.0	7,383	55.5	(1,359)	(18.4)
Forward Air Solutions - Pool distribution	11,920	29.5	10,871	29.4	1,049	9.6
Intersegment eliminations	(1,591)	74.7	(1,010)	75.9	(581)	57.5
Consolidated purchased transportation	$92,317	43.1%	$79,228	43.8%	$13,089	16.5%

Forward Air Corporation
Components of Consolidated Revenue and Purchased Transportation
(In thousands)
(Unaudited)

	Year ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2014	Revenue	2013	Revenue	Change	Change
Operating Revenue
Forward Air
Airport-to-airport	$429,399	70.1%	$393,236	78.5%	$36,163	9.2%
Logistics services
Expedited full truckload - TLX	77,679	12.7	74,398	14.8	3,281	4.4
Intermodal/drayage	55,306	9.0	5,123	1.0	50,183	979.6
Total Logistics services	132,985	21.7	79,521	15.8	53,464	67.2
Other Forward Air services	49,953	8.2	28,311	5.7	21,642	76.4
Forward Air - Total revenue	612,337	78.4	501,068	76.8	111,269	22.2
TQI - Pharmaceutical services	48,824	6.3	41,842	6.4	6,982	16.7
Forward Air Solutions - Pool distribution	125,213	16.0	113,412	17.4	11,801	10.4
Intersegment eliminations	(5,415)	(0.7)	(3,841)	(0.6)	(1,574)	41.0
Consolidated operating revenue	$780,959	100.0%	$652,481	100.0%	$128,478	19.7%

	Year ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2014	Revenue	2013	Revenue	Change	Change
Purchased Transportation
Forward Air
Airport-to-airport	$183,252	42.7%	$163,284	41.5%	$19,968	12.2%
Logistics services
Expedited full truckload - TLX	59,766	76.9	56,218	75.6	3,548	6.3
Intermodal/drayage	21,726	39.3	3,122	60.9	18,604	595.9
Total Logistics services	81,492	61.3	59,340	74.6	22,152	37.3
Other Forward Air services	12,517	25.1	8,279	29.2	4,238	51.2
Forward Air - Total purchased transportation	277,261	45.3	230,903	46.1	46,358	20.1
TQI - Pharmaceutical services	24,722	50.6	23,218	55.5	1,504	6.5
Forward Air Solutions - Pool distribution	36,601	29.2	34,492	30.4	2,109	6.1
Intersegment eliminations	(4,008)	74.0	(2,923)	76.1	(1,085)	37.1
Consolidated purchased transportation	$334,576	42.8%	$285,690	43.8%	$48,886	17.1%

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	December 31, 2014	December 31, 2013 (a)
Assets
Current assets:
Cash and cash equivalents	$41,429	$127,367
Accounts receivable, net	95,326	76,500
Other current assets	13,200	16,493
Total current assets	149,955	220,360

Property and equipment	305,188	271,050
Less accumulated depreciation and amortization	132,699	116,287
Net property and equipment	172,489	154,763
Goodwill and other acquired intangibles:
Goodwill	144,412	88,496
Other acquired intangibles, net of accumulated amortization	72,705	40,110
Total net goodwill and other acquired intangibles	217,117	128,606
Other assets	2,244	2,540
Total assets	$541,805	$506,269

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$20,572	$16,267
Accrued expenses	22,583	18,275
Current portion of debt and capital lease obligations	276	69
Total current liabilities	43,431	34,611

Debt and capital lease obligations, less current portion	1,275	3
Other long-term liabilities	8,356	8,940
Deferred income taxes	25,180	26,850
Commitments and contingencies
Shareholders’ equity:
Common stock	303	305
Additional paid-in capital	130,107	107,726
Retained earnings	333,153	327,834
Total shareholders’ equity	463,563	435,865
Total liabilities and shareholders’ equity	$541,805	$506,269

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	December 31, 2014	December 31, 2013
Operating activities:
Net income	$17,046	$15,585
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	8,254	6,202
Gain on change in fair value of earn-out liability	—	(615)
Share-based compensation	1,676	1,559
Loss on disposal of property and equipment	58	14
Provision for (recovery) loss on receivables	(202)	189
Provision for revenue adjustments	569	826
Deferred income taxes	(4,750)	198
Tax benefit for stock options exercised	(1,555)	(500)
Changes in operating assets and liabilities
Accounts receivable	4,164	5,709
Prepaid expenses and other current assets	1,117	1,360
Accounts payable and accrued expenses	190	(175)
Net cash provided by operating activities	26,567	30,352

Investing activities:
Proceeds from disposal of property and equipment	365	308
Purchases of property and equipment	(2,386)	(2,173)
Acquisition of business	(5,824)	—
Other	(51)	(18)
Net cash used in investing activities	(7,896)	(1,883)

Financing activities:
Payments of debt and capital lease obligations	(74)	(24)
Proceeds from exercise of stock options	152	3,136
Payments of cash dividends	(3,654)	(3,070)
Repurchase of common stock (repurchase program)	—	(354)
Common stock issued under employee stock purchase plan	206	159
Tax benefit for stock options exercised	1,555	500
Net cash (used in) provided by financing activities	(1,815)	347
Net increase in cash	16,856	28,816
Cash at beginning of period	24,573	98,551
Cash at end of period	$41,429	$127,367

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Year ended
	December 31, 2014	December 31, 2013
Operating activities:
Net income	$61,169	$54,467
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	31,133	23,579
Gain on change in fair value of earn-out liability	—	(615)
Share-based compensation	6,681	6,178
Gain on disposal of property and equipment	(383)	(454)
Provision for loss on receivables	241	423
Provision for revenue adjustments	2,465	2,531
Deferred income taxes	(3,021)	4,856
Tax benefit for stock options exercised	(2,109)	(3,707)
Changes in operating assets and liabilities, net of acquisition of business
Accounts receivable	(12,193)	1,447
Prepaid expenses and other current assets	(280)	(215)
Accounts payable and accrued expenses	7,957	2,349
Net cash provided by operating activities	91,660	90,839

Investing activities:
Proceeds from disposal of property and equipment	1,947	1,973
Purchases of property and equipment	(39,487)	(35,439)
Acquisition of business, net of cash acquired	(90,172)	(45,328)
Other	2	(129)
Net cash used in investing activities	(127,710)	(78,923)

Financing activities:
Payments of debt and capital lease obligations	(9,736)	(20,375)
Proceeds from exercise of stock options	13,235	33,002
Payments of cash dividends	(14,795)	(12,141)
Repurchase of common stock (repurchase program)	(39,972)	(354)
Common stock issued under employee stock purchase plan	354	296
Cash settlement of share-based awards for minimum tax withholdings	(1,083)	(866)
Tax benefit for stock options exercised	2,109	3,707
Net cash (used in) provided by financing activities	(49,888)	3,269
Net (decrease) increase in cash	(85,938)	15,185
Cash at beginning of year	127,367	112,182
Cash at end of year	$41,429	$127,367

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	December 31, 2014	Percent of	December 31, 2013	Percent of		Percent
		Revenue		Revenue	Change	Change
Operating revenue
Forward Air	$163.8	76.5%	$132.1	72.9%	$31.7	24.0%
FASI	40.3	18.8	37.0	20.4	3.3	8.9
TQI	12.1	5.7	13.3	7.4	(1.2)	(9.0)
Intercompany eliminations	(2.1)	(1.0)	(1.3)	(0.7)	(0.8)	61.5
Total	214.1	100.0	181.1	100.0	33.0	18.2

Purchased transportation
Forward Air	76.0	46.4	62.0	46.9	14.0	22.6
FASI	11.9	29.5	10.9	29.5	1.0	9.2
TQI	6.0	49.6	7.3	54.9	(1.3)	(17.8)
Intercompany eliminations	(1.6)	76.2	(1.0)	76.9	(0.6)	60.0
Total	92.3	43.1	79.2	43.7	13.1	16.5

Salaries, wages and employee benefits
Forward Air	35.5	21.7	27.4	20.7	8.1	29.6
FASI	13.0	32.2	12.6	34.1	0.4	3.2
TQI	2.1	17.3	1.9	14.3	0.2	10.5
Total	50.6	23.6	41.9	23.2	8.7	20.8

Operating leases
Forward Air	6.5	4.0	5.4	4.1	1.1	20.4
FASI	2.5	6.2	3.0	8.1	(0.5)	(16.7)
TQI	—	—	—	—	—	—
Total	9.0	4.2	8.4	4.6	0.6	7.1

Depreciation and amortization
Forward Air	5.8	3.5	4.1	3.1	1.7	41.5
FASI	1.6	4.0	1.3	3.5	0.3	23.1
TQI	0.9	7.4	0.8	6.0	0.1	12.5
Total	8.3	3.9	6.2	3.4	2.1	33.9

Insurance and claims
Forward Air	3.1	1.9	2.3	1.7	0.8	34.8
FASI	1.4	3.5	1.0	2.7	0.4	40.0
TQI	0.3	2.5	0.2	1.5	0.1	50.0
Total	4.8	2.2	3.5	1.9	1.3	37.1

Fuel expense
Forward Air	2.1	1.3	1.0	0.8	1.1	110.0
FASI	2.0	5.0	2.2	5.9	(0.2)	(9.1)
TQI	1.1	9.1	1.4	10.5	(0.3)	(21.4)
Total	5.2	2.4	4.6	2.6	0.6	13.0

Other operating expenses
Forward Air	13.5	8.2	10.1	7.7	3.4	33.7
FASI	4.7	11.7	4.3	11.6	0.4	9.3
TQI	0.6	5.0	—	—	0.6	100.0
Intercompany eliminations	(0.5)	23.8	(0.3)	23.1	(0.2)	66.7
Total	18.3	8.6	14.1	7.8	4.2	29.8

Income from operations
Forward Air	21.3	13.0	19.8	15.0	1.5	7.6
FASI	3.2	7.9	1.7	4.6	1.5	88.2
TQI	1.1	9.1	1.7	12.8	(0.6)	(35.3)
Total	$25.6	12.0%	$23.2	12.8%	$2.4	10.3%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Year ended
	December 31, 2014	Percent of	December 31, 2013	Percent of		Percent
		Revenue		Revenue	Change	Change
Operating revenue
Forward Air	$612.4	78.4%	$501.1	76.8%	$111.3	22.2%
FASI	125.2	16.0	113.4	17.4	11.8	10.4
TQI	48.8	6.3	41.8	6.4	7.0	16.7
Intercompany eliminations	(5.4)	(0.7)	(3.8)	(0.6)	(1.6)	42.1
Total	781.0	100.0	652.5	100.0	128.5	19.7

Purchased transportation
Forward Air	277.3	45.3	230.9	46.1	46.4	20.1
FASI	36.6	29.3	34.5	30.4	2.1	6.1
TQI	24.7	50.6	23.2	55.5	1.5	6.5
Intercompany eliminations	(4.0)	74.1	(2.9)	76.3	(1.1)	37.9
Total	334.6	42.8	285.7	43.8	48.9	17.1

Salaries, wages and employee benefits
Forward Air	131.7	21.5	105.4	21.0	26.3	25.0
FASI	42.0	33.5	39.3	34.7	2.7	6.9
TQI	8.4	17.2	6.4	15.3	2.0	31.3
Total	182.1	23.3	151.1	23.2	31.0	20.5

Operating leases
Forward Air	24.9	4.1	20.2	4.0	4.7	23.3
FASI	9.0	7.2	9.0	7.9	—	—
TQI	0.1	0.2	0.1	0.2	—	—
Total	34.0	4.4	29.3	4.5	4.7	16.0

Depreciation and amortization
Forward Air	21.7	3.5	16.2	3.2	5.5	34.0
FASI	5.8	4.6	5.0	4.4	0.8	16.0
TQI	3.6	7.4	2.4	5.8	1.2	50.0
Total	31.1	4.0	23.6	3.6	7.5	31.8

Insurance and claims
Forward Air	11.8	1.9	8.7	1.8	3.1	35.6
FASI	3.1	2.5	3.3	2.9	(0.2)	(6.1)
TQI	0.8	1.7	0.5	1.2	0.3	60.0
Total	15.7	2.0	12.5	1.9	3.2	25.6

Fuel expense
Forward Air	8.4	1.4	4.0	0.8	4.4	110.0
FASI	7.3	5.8	7.0	6.2	0.3	4.3
TQI	4.5	9.2	4.2	10.1	0.3	7.1
Total	20.2	2.6	15.2	2.3	5.0	32.9

Other operating expenses
Forward Air	50.5	8.2	37.0	7.4	13.5	36.5
FASI	15.4	12.3	13.2	11.6	2.2	16.7
TQI	2.4	4.9	1.4	3.3	1.0	71.4
Intercompany eliminations	(1.4)	25.9	(0.9)	23.7	(0.5)	55.6
Total	66.9	8.6	50.7	7.8	16.2	32.0

Income from operations
Forward Air	86.1	14.1	78.7	15.7	7.4	9.4
FASI	6.0	4.8	2.1	1.9	3.9	185.7
TQI	4.3	8.8	3.6	8.6	0.7	19.4
Total	$96.4	12.3%	$84.4	12.9%	$12.0	14.2%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	December 31,	December 31,	Percent
	2014	2013	Change

Operating ratio	87.0%	85.0%	2.4%

Business days	63.0	64.0	(1.6)
Business weeks	12.6	12.8	(1.6)

Airport-to-airport:
Tonnage
Total pounds ¹	502,531	482,861	4.1
Average weekly pounds ¹	39,883	37,724	5.7

Linehaul shipments
Total linehaul	797,612	716,672	11.3
Average weekly	63,303	55,990	13.1

Forward Air Complete shipments	135,252	122,735	10.2
As a percentage of linehaul shipments	17.0%	17.1%	(0.6)

Average linehaul shipment size	630	674	(6.5)

Revenue per pound ²
Linehaul yield	$17.75	$17.00	3.5
Fuel surcharge impact	1.74	1.75	—
Forward Air Complete impact	2.85	2.80	0.2
Total airport-to-airport yield	$22.34	$21.55	3.7

Expedited full truckload - TLX:
Miles
Owner operator ¹	5,919	8,001	(26.0)
Third party ¹	5,471	4,253	28.6
Total Miles	11,390	12,254	(7.1)

Revenue per mile	$1.85	$1.57	17.8

Cost per mile	$1.44	$1.19	21.0%

¹ - In thousands
² - In dollars per hundred pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Year ended
	December 31,	December 31,	Percent
	2014	2013	Change

Operating ratio	85.9%	84.3%	1.9%

Business days	254.0	255.0	(0.4)
Business weeks	50.8	51.0	(0.4)

Airport-to-airport:
Tonnage
Total pounds ¹	1,902,218	1,803,243	5.5
Average weekly pounds ¹	37,445	35,358	5.9

Linehaul shipments
Total linehaul	2,925,257	2,755,271	6.2
Average weekly	57,584	54,025	6.6

Forward Air Complete shipments	528,422	476,005	11.0
As a percentage of linehaul shipments	18.1%	17.3%	4.6

Average linehaul shipment size	650	654	(0.6)

Revenue per pound ²
Linehaul yield	$17.61	$17.06	2.5
Fuel surcharge impact	1.93	1.87	0.3
Forward Air Complete impact	3.03	2.88	0.7
Total airport-to-airport yield	$22.57	$21.81	3.5

Logistics:
Miles
Owner operator ¹	26,208	34,401	(23.8)
Third party ¹	19,018	14,916	27.5
Total Miles	45,226	49,317	(8.3)

Revenue per mile	$1.72	$1.51	13.9

Cost per mile	$1.32	$1.14	15.8%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com